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Exhibit 25

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

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                                  FORM T - 1

                   STATEMENT OF ELIGIBILITY UNDER THE TRUST
                    INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

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               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
            OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2) _________

                     U.S. BANK TRUST NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                  13-3781471
                              (I. R. S. Employer
                              Identification No.)


                       100 Wall Street, New York, NY               10005
                  (Address of principal executive offices)       (Zip Code)

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                           For information, contact:
                          Thomas J. Kelly, President
                     U.S. Bank Trust National Association
                          100 Wall Street, 16th Floor
                              New York, NY 10005
                           Telephone: (212) 361-2506

                            Approved Financial Corp.
               (Exact name of obligor as specified in its charter)
            Virginia                                 52-0792752
(State or other jurisdiction of             (I. R. S. Identification No.)
Employer incorporation or organization)

                        1716 Corporate Landing Parkway
                        Virginia Beach, Virginia 23454
                   (Address of principal executive offices)
                                  (Zip Code)

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         UNSECURED, SUBORDINATED CERTIFICATE OF INVESTMENT SECURITIES
                                      and
            UNSECURED, SUBORDINATED MONEY MARKET ACCOUNT SECURITIES
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Item 1.    General Information.

         Furnish the following information as to the trustee - -

         (a) Name and address of each examining or supervising authority to which it is subject.

                        Name                                Address
                        ----                                -------

             Comptroller of the Currency               Washington, D. C.

         (b)  Whether it is authorized to exercise corporate trust powers.

              Yes.

Item 2.    Affiliations with the Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

              None.

Item 16.   List of Exhibits.

         Exhibit 1. Articles of Association of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 22-22485.

         Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association now known as U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 022-22485.

         Exhibit 3. Authorization to exercise corporate trust powers for U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 022-22485.

         Exhibit 4. By-Laws of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 022-22485.

         Exhibit 5. Not applicable.

         Exhibit 6. Consent of First Trust of New York, National Association now known as U.S. Bank Trust National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1,Registration No. 022-22485.

         Exhibit 7. Report of Condition of U.S. Bank Trust National Association, as of the close of business on September 30, 2000, published pursuant to law or the requirements of its supervising or examining authority.
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         Exhibit 8. Not applicable.

         Exhibit 9. Not applicable.


                                    SIGNATURE

                  Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 1st day of December, 2000.

                                            U.S. BANK TRUST
                                            NATIONAL ASSOCIATION

                                      By: /s/ Marlene J. Fahey
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                                           Marlene J. Fahey
                                            Vice President